Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             MICRO-INTEGRATION CORP.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ______________________________________________________________________
     2)   Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     4)   Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
     5)   Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ______________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
     3)   Filing Party:

          ______________________________________________________________________
     4)   Date Filed:

          ______________________________________________________________________

                             MICRO-INTEGRATION CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 13, 1999


To the Stockholders of Micro-Integration Corp.:

     The Annual Meeting of Stockholders of Micro-Integration Corp. (the "Company") will be held on August 13, 1999 at the offices of the Company, One Science Park, Frostburg, Maryland 21532 at 3:00 p.m., for the purpose of considering and acting upon the following proposals:

          (1) To elect a Board of four (4) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

          (2) To approve the amendment and restatement of the Amended and Restated 1994 Stock Plan of Micro-Integration Corp. (the "1994 Plan");

          (3) To ratify the designation of Maillie, Falconiero & Company, LLP as independent accountants for the period ending March 31, 2000; and

          (4) To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed the close of business on June 15, 1999 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

     The Company's Annual Report to Stockholders for the fiscal year ended March 31, 1999 accompanies this Notice of Annual Meeting and Proxy Statement.

                       By Order of the Board of Directors



                                                     /S/ SHARON L. VANNOSDELN
                                                     ---------------------------
                                                     Sharon L. VanNosdeln
                                                     Secretary

Frostburg, Maryland
July 20, 1999

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                             MICRO-INTEGRATION CORP.

                                One Science Park
                            Frostburg, Maryland 21532
                                 (301) 689-0800

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 13, 1999

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Micro-Integration Corp., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held on August 13, 1999 at the offices of the Company, One Science Park, Frostburg, Maryland 21532 at 3:00 p.m. (the "Annual Meeting"). This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about July 20, 1999.

                                  VOTING RIGHTS

     Stockholders of record of the Company as of the close of business on June 15, 1999 have the right to receive notice of and to vote at the Annual Meeting. On June 15, 1999, the Company had issued and outstanding 2,917,081 shares of Common Stock (the "Common Stock"), the only class of voting securities outstanding. Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

                                     PROXIES

     Proxies for use at the Annual Meeting are being solicited by the Board from the Company's stockholders.

     Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions thereon. It is intended that shares represented by proxies received by the Company with no instructions will be voted in favor of all proposals set forth in the Notice of Annual Meeting and for the nominees as described below.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy or
(ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and election to vote in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.

     A copy of the Company's Annual Report on Form 10-KSB for the year ended March 31, 1999, with exhibits, may be obtained by any stockholder of the Company, without charge, by writing to: Micro-Integration Corp., Attention:
Sharon L. VanNosdeln, One Science Park, Frostburg, Maryland 21532.

                                PROPOSAL NUMBER 1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board. By resolution dated April 14, 1999, the Board fixed the size of the Board at four (4) persons. At the Annual Meeting, a Board of four (4) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below. All of the nominees are presently directors of the Company. In the event that any Management nominee shall become unavailable, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Restated Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is present may elect directors.

     THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

     John A. Parsons, 55, has been President, Chairman of the Board and a director of the Company since it was founded in 1986. He held the same positions at Micro-Integration, Inc., the Company's predecessor, from its founding in 1978. From 1975 to 1978, he was an independent consultant doing business as John
A. Parsons and Associates, specializing in IBM mainframe communications systems. He was with Avon Products, Inc. as Project and Group Leader, Software and Communications Systems from 1972 to 1975 and was a Data Processing Supervisor for AT&T from 1964 to 1972. He was awarded the ICCP (Institute for the Certification of Computer Professionals) CDP (Certificate in Data Processing) in 1977.

     Wayne M. Lee, 53, was elected as a director of the Company in September 1994. He currently serves as Chairman of Ryan Lee & Co., Inc., a McLean, Virginia-based investment banking and brokerage firm, which underwrote the May 1994 initial public offering of the Company and which makes a market in shares of its stock. Mr. Lee was formerly a Managing Director at Bankers Trust New York Corporation from 1987 to 1990, where he was a senior investment banker.

     Maxwell F. Eveleth, Jr., 60, is a director of the Company and joined the Board in 1986 when the Company acquired i.e. Systems, Inc. ("IES"). Mr. Eveleth was also Executive Vice President of the Company from 1986 to 1987. Prior to the Company's acquisition of IES, he was Chairman of the Board, President and Chief Executive Officer of IES. Currently, Mr. Eveleth is Vice President Sales, MatchWare Technologies, Inc. He has held this position since 1993. From October 1987 to 1993, he was the managing partner and lead consultant of The Metanoic Group, an industry and technology market consulting firm which generally served small information technology companies.

     Russell A. Hinnershitz, 55, was elected as a director of the Company in February 1999 and currently serves as the Company's Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Hinnershitz was President of the Company's subsidiary, CompSource, Inc., which he co-founded in 1983. Prior to 1983, Mr. Hinnershitz was the founder and President of Interactive Information Systems, Inc., a professional services company, which was sold to ARMS, Inc. in 1982. Mr. Hinnershitz holds a CDP (Certificate in Data Processing), awarded in 1976.




      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Committees and Meetings

     The Board held four (4) meetings during the fiscal year ended March 31, 1999. The Board has standing Audit and Compensation Committees. The Audit Committee conducted its business during the regular meetings of the Board of Directors during the last fiscal year and in addition, conferred from time to time as necessary. The Compensation Committee, in addition to meetings as part of the regular meetings of the Board, also conferred from time to time as necessary. The Board has no standing nominating committee. All directors attended more than 75% of the Board meetings and the meetings of the Board committees on which such directors served.

     The Audit Committee of the Board presently consists of Mr. Eveleth and Mr. Lee. The Audit Committee has the responsibility to review the scope of the annual audit, recommend to the Board the appointment of the independent auditors, and meet with the independent auditors for review and analysis of the Company's systems, the adequacy of controls and the sufficiency of financial reporting and accounting compliance.

     Messrs. Lee and Eveleth currently serve on the Compensation Committee. The Compensation Committee administers the Company's Amended and Restated 1994 Stock Plan (the "1994 Plan") and determines the compensation to be paid to each of the Company's executive officers.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Common Stock as of July 1, 1999 by: (i) each person who is known by the Company to beneficially own more than five percent (5%) of the Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer ("CEO") and the Company's most highly compensated executive officer other than the CEO who was serving at the end of the last completed fiscal year and whose total annual salary and bonus exceeded $100,000, (the CEO and the executive officer being collectively referred to as the "Named Individuals"), and (iv) all directors and executive officers of the Company as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                          Number of Shares
                                                         Beneficially Owned
                  Name of Beneficial Owner                on July 1, 1999             Percent
                  ------------------------                ----------------            -------
John A. Parsons(1)....................................       1,085,457                 37.2%
Micro-Integration Corp.
One Science Park
Frostburg, MD 21532

Russell A. Hinnershitz(2).............................         371,787                 12.7%
CompSource, Inc.
546 Penn Avenue
West Reading, PA 19611

Maxwell F. Eveleth, Jr.(3)............................          92,867                  3.2%
1 Atlantic Circle
Kennebunk, ME 04043

Wayne M. Lee(4).......................................          39,531                  1.3%
Ryan, Lee & Company
7929 Westpark Drive, Suite 203
McLean, VA 22102


All directors and executive officers as a group
(5 persons) (1)(2)(3)(4)(5)...........................       1,559,041                 54.8%

================================================================================
*    Less than 1%.

(1) Includes 3,144 shares subject to options exercisable within 60 days after July 1, 1999 and 15,252 shares held in the Micro-Integration Corp. Employee Savings and Stock Ownership Plan (the "ESOP Plan"), 4,993 shares of which are held by Mr. Parson's wife. Also includes 165,254 shares held by Mr. Parson's wife and 56,464 held by each of three (3) children. Mr. Parsons disclaims beneficial ownership of his wife's shares and his children's shares.

(2) Includes 27,903 shares subject to options exercisable within 60 days after July 1, 1999.

(3) Includes 12,753 shares subject to options exercisable within 60 days after July 1, 1999.

(4) Includes 12,753 shares subject to options exercisable within 60 days after July 1, 1999.

(5) Includes 13 shares held for the benefit of an executive officer under the ESOP Plan and 9,386 shares subject to options exercisable within 60 days after July 1, 1999.

                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee. Messrs. Lee and Eveleth are members of the Compensation Committee.

                              CERTAIN TRANSACTIONS

     There are no transactions to report.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth all compensation for the fiscal years ended March 31, 1997, 1998 and 1999 awarded to, earned by, or paid for services rendered to the Company in all capacities by the Named Individuals.


                           Summary Compensation Table

                                                         Annual Compensation
                                          Fiscal       ------------------------
                                        Year Ended                                      All Other
Name and Principal Position              March 31      Salary ($)     Bonus ($)     Compensation ($)
                                         --------      ----------     ---------     ----------------
John A. Parsons                             1999        $150,000       $   100           $14,700(1)
Chairman, President, Chief                  1998        $150,000       $10,400           $18,800(2)
Executive Officer                           1997        $150,000       $   250           $17,600(3)

Russell A. Hinnershitz                      1999        $112,500       $15,000           $ 4,800(4)
Vice President and Chief
Operating Officer


(1) Includes payments by the Company of premiums on a life insurance policy for Mr. Parsons ($12,360) and an automobile allowance ($2,340).

(2) Includes payments by the Company of premiums on a life insurance policy for Mr. Parsons ($14,890) and an automobile allowance ($3,910).

(3) Includes payments by the Company of premiums on a life insurance policy for Mr. Parsons ($11,877), reimbursement for accrued vacation time not taken ($5,293), and an automobile allowance ($430).

(4) Includes payments by the Company of a $400 monthly automobile allowance for Mr. Hinnershitz ($4,800).

Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding options granted to one (1) Named Individual during the fiscal year ended March 31, 1999:


                                                     INDIVIDUAL GRANTS
                                   ----------------------------------------------------
                                   NUMBER OF
                                   SECURITIES       PERCENT OF TOTAL
                                   UNDERLYING       OPTIONS GRANTED        EXERCISE OR
                                   OPTIONS          TO EMPLOYEES IN        BASE PRICE         EXPIRATION
            NAME                   GRANTED(#)       FISCAL YEAR(%)(3)      ($/SHARE)(4)       DATE
            ----                   ----------       -----------------      ------------       ----
   Russell A. Hinnershitz          10,000 (1)             7.3%                  1.75          4/01/03

   Russell A. Hinnershitz          33,000 (2)            24.2%                  2.625         1/01/04


(1) The option has a maximum term of five (5) years measured from the date of grant, subject to earlier termination in certain events related to termination of employment. The option vests as follows: fifty percent (50%) of the shares vest immediately and fifty percent (50%) of the shares vest on a daily basis over the one (1) year period starting on April 1, 1998 (the "1998 Vesting Start Date"), with the percentage of the total number of shares for which this option is exercisable at any given time equal to the product of .2739726% times the number of days of Company service that have elapsed since the 1998 Vesting Start Date.

(2) The option has a maximum term of five (5) years measured from the date of grant, subject to earlier termination in certain events related to termination of employment. The option vests on a daily basis over the two
     (2) year period starting on January 1, 1999 (the "1999 Vesting Start Date"), with the percentage of the total number of shares for which this option is exercisable at any given time equal to the product of .1369863% times the number of days of Company service that have elapsed since the 1999 Vesting Start Date.

(3) Based on options to purchase an aggregate of 136,333 shares of Common Stock granted to employees, including the Named Individuals, during the fiscal year ended March 31, 1999.

(4) The exercise price is equal to the fair market value of the Common Stock on the date of grant as determined in the good faith judgment of the Board.


Option Exercises in Last Fiscal Year and Fiscal Year-End Option Value Table

     No options were exercised during the fiscal year ended March 31, 1999 by either of the Named Individuals. The last sale price of the Common Stock as reported on the Nasdaq Small Cap Stock Market on March 31, 1999, the fiscal year-end, was $1.063 per share.

Directors' Compensation

     Nonemployee directors are compensated as follows: $1,200 per meeting attended, $1,500 per year for committee membership, and a cash payment equal to 135% of the value of 500 shares of Common Stock at the stock price as of the first day of each calendar quarter. In addition, the Company's 1994 Plan provides for automatic grants of stock options to nonemployee directors. Under the 1994 Plan, prior to the amendment and restatement described in Proposal 2 herein, each nonemployee director who has served for one (1) full year is granted stock options for 1,000 shares of Common Stock on the date of the annual meeting of stockholders. Such options vest in full on the first anniversary of the date of grant. Directors must serve one (1) full quarter in order to be eligible for compensation. Directors are reimbursed for expenses in attending Board meetings.

Employment Agreements

     The Company entered into an employment agreement with John A. Parsons dated as of January 20, 1997. Mr. Parsons serves as the Chairman of the Board, President and Chief Executive Officer of the Company. His employment agreement provides compensation in the form of an annual salary in the amount of $150,000 per year and a cash bonus equal to the increase in value of 15,000 shares of the Company's Common Stock, if any, during the term of the fiscal year. The agreement renews automatically for one (1) year terms, unless either Mr. Parsons or the Company gives notice to the other of an intention to terminate the agreement. Also, both Mr. Parsons and the Company may terminate the agreement at any time upon two (2) weeks written notice. The Company may also terminate the agreement for gross misconduct upon reasonable notice.

     The Company's subsidiary, CompSource, Inc. ("CompSource"), has an employment agreement with Russell A. Hinnershitz dated as of April 1, 1998 (the "1998 Agreement"). Mr. Hinnershitz serves as Vice President and Chief Operating Officer of the Company's Information Technology Services Business and President of CompSource. The 1998 Agreement provides for compensation in the form of a salary of $100,000 per year and a performance bonus. In January 1999, the Company increased his annual salary to $150,000. The performance bonus is fixed at $5,000 for the first three (3) months and paid semi-monthly. After the first three (3) months, the performance bonus is based on the annual change in gross margins and percentage of net profits of CompSource. The 1998 Agreement renews automatically for one (1) year terms, unless either Mr. Hinnershitz or CompSource gives notice to the other of non-renewal. CompSource and Mr.
Hinnershitz may each terminate the 1998 Agreement after the two (2) year anniversary of the 1998 Agreement, upon six (6) month's written notice.
CompSource may also terminate the 1998 Agreement at any time for gross misconduct. Also, if CompSource agrees to sell or dispose or sells or disposes all of its assets (a "Fundamental Event"), as long as such Fundamental Event is not directly attributable to any gross misconduct by Mr. Hinnershitz, the 1998 Agreement requires CompSource to pay Mr. Hinnershitz the aggregate remainder of the compensation payable to him through the end of the 1998 Agreement's applicable term, including the cash value of any car lease allowance.

Indemnification of Directors and Officers

     As permitted by Section 145 of the Delaware General Corporation Law, the Company's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care. In addition, as permitted by Section 145 of the Delaware General Corporation Law, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including those circumstances in which indemnification would otherwise be discretionary.

     The Company has entered into indemnification agreements with each of its directors and executive officers that provide the maximum indemnity allowed to directors and executive officers by Section 145 of the Delaware General Corporation Law and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

     The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

     The indemnification agreements provide that the Company may purchase and maintain director and officer liability insurance. During the 1998-1999 fiscal year the Company purchased $1,000,000 in director and officer liability insurance from AH&T Insurance at an annual cost of $23,800. The insurance is renewable in November 2000.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

                                PROPOSAL NUMBER 2

              AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED
                   1994 STOCK PLAN OF MICRO-INTEGRATION CORP.


1994 Plan

     On April 14, 1999, the Board unanimously approved an amendment and restatement of the 1994 Plan, subject to stockholder approval, to increase the number of shares available for grant under the 1994 Plan by 200,000 shares, from 300,000 to 500,000 shares, all of which shares will be available for grant to directors and selected employees, advisors and consultants of the Company. The Board believes that the 200,000 additional shares are necessary for the Company to compete effectively in its market by attracting and retaining key talent with stock options.

     In addition, the Board unanimously approved certain changes to the 1994 Plan to increase automatic grants of nonstatutory stock options ("NSOs") to nonemployee directors. Currently, under the 1994 Plan each nonemployee director who first becomes a member of the Board is granted an NSO to purchase 3,000 shares of Common Stock (the "Initial NSO") on the date when such nonemployee director first joins the Board. The Initial NSO currently vests ratably over a four (4) year period. The 1994 Plan also provides that upon the conclusion of each regular annual meeting of stockholders of the Company, each nonemployee director who will continue to serve as a Board member receives an NSO to purchase 1,000 shares of Common Stock (the "Annual NSO"), except that such Annual NSO shall not be granted in the calendar year in which the same nonemployee director received the Initial NSO. The Annual NSO becomes exercisable in full on the first anniversary of the date of grant.

     Under the 1994 Plan, as amended and restated, (the "Second Amended and Restated Plan"), the Initial NSO would be amended so that each nonemployee director would be granted an NSO to purchase 30,000 shares of Common Stock on the date such nonemployee director first joins the Board (the "Amended Initial NSO"). The Amended Initial NSO would vest ratably over a two (2) year period and have an exercise price equivalent to the Nasdaq closing price on the date of grant. In addition, upon the conclusion of each regular annual meeting of stockholders, each nonemployee director who will continue to serve on the Board would receive an NSO to purchase 10,000 shares (the "Amended Annual NSO"). The Amended Annual NSO would vest ratably over a two (2) year period and have an exercise price equivalent to the Nasdaq closing price on the date of grant. The Board believes that such increases to the automatic grants to nonemployee directors are necessary to attract and retain the director talent needed by the Company to compete effectively in its market.

     Under the Second Amended and Restated Plan, only employees of the Company or any subsidiary (including, without limitation, independent contractors who are not members of the Board) are eligible to receive grants of NSOs by the Compensation Committee. In addition, only employees who are common-law employees of the Company or any subsidiary are eligible for the grant of Incentive Stock Options ("ISOs"). Nonemployee directors are only eligible for fixed grants of NSOs, as set forth in the Second Amended and Restated Plan and as described herein. The Second Amended and Restated Plan is administered by the Compensation Committee of the Board, which selects the employees to whom options will be granted, determines the number of shares to be made subject to each grant, and prescribes other terms and conditions, including the type of consideration to be paid to the Company for the grant of each option and vesting schedules in connection with each grant.

     Set forth below is an explanation of the Second Amended and Restated Plan and a summary of its principal terms. The text of the Second Amended and Restated Plan is set forth in Exhibit A to this Proxy Statement.

     The following summary does not purport to be a complete statement of the Second Amended and Restated Plan's terms and is subject to and qualified in its entirety by reference to Exhibit A.

Shares Subject to the Second Amended and Restated Plan

     Prior to the proposed amendment and restatement of the 1994 Plan, there are 300,000 shares of Common Stock authorized for option grants. In the Second Amended and Restated Plan there are 500,000 shares of Common Stock authorized for option grants. The authorized shares issuable in connection with the Second

Amended and Restated Plan are subject to adjustment in the event of stock dividends, mergers or other reorganizations and other situations.

     As of July 1, 1999, the Company had options outstanding under the 1994 Plan to purchase an aggregate of 279,666 shares of Common Stock at exercise prices ranging from $1.125 to $7.00 per share, or a weighted average per share exercise price of $1.74. As of July 1, 1999, a total of 20,334 shares of Common Stock was available for future issuance under the 1994 Plan. If the Second Amended and Restated Plan is adopted, a total of 220,334 shares of Common Stock will be available for future issuance. If any option granted under the Second Amended and Restated Plan expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such option shall again be available for additional option grants.

Participants

     All directors, employees, advisors, and consultants of the Company are eligible to receive options under the Second Amended and Restated Plan either by automatic grant for the Board made pursuant to the Second Amended and Restated Plan or if selected by the Compensation Committee. Currently, 10 persons participate in the 1994 Plan.

     In addition, the Second Amended and Restated Plan provides that no person may be granted in any single calendar year options to purchase in excess of 15,000 shares of Common Stock, subject to certain specified adjustments.

Terms of Stock Options

     The exercise price of NSOs under the Second Amended and Restated Plan shall not be less than 85% of the fair market value of a share of the Company's Common Stock on the date of grant. The exercise price of all NSOs granted to a nonemployee director shall be equal to 100% of the fair market value of a share of the Company's Common Stock on the date of grant.

     The exercise price of ISOs granted to the Company's employees shall not be less than 100% of the fair market value of a share of the Company's Common Stock on the date of grant, except that ISOs granted to ten percent (10%) stockholders shall have an exercise price equal to 110% of the fair market value of a share of the Company's Common Stock on the date of grant.

     The term of any Option granted under the Second Amended and Restated Plan shall not exceed ten (10) years from the date of grant, except that ISOs granted to ten percent (10%) stockholders are not exercisable after the expiration of five (5) years from the date of grant.

     Prior to the proposed amendment and restatement of the 1994 Plan, each nonemployee director receives an Initial NSO, vesting ratably over a four (4) year period, upon becoming a Board member. In the Second Amended and Restated Plan, each nonemployee director would receive an Amended Initial NSO to purchase 30,000 shares of Common Stock, vesting ratably over a two (2) year period. In addition, prior to the proposed amendment and restatement of the 1994 Plan, each nonemployee director receives an Annual NSO to purchase 1,000 shares of Common Stock upon the conclusion of each annual meeting of stockholders, if such director continues to serve on the Board. If the Second Amended and Restated Plan is adopted, each nonemployee director would receive an Amended Annual NSO to purchase 10,000 shares, vesting ratably over a two (2) year period.

     The Compensation Committee: (1) administers the Second Amended and Restated Plan, and except for automatic grants for the Board made pursuant to the Second Amended and Restated Plan (2) determines the number of shares and options to be granted under the Second Amended and Restated Plan, and the timing, vesting, and other terms of such grants, including, without limitation, the purchase price for each award or sale of shares and the exercise price of each option.

Federal Income Tax Consequences

     The following discussion of the federal income tax consequences of the Second Amended and Restated Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

     ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs need not comply with such requirements.

     An employee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value on the exercise date of the shares acquired under an ISO will, however, be a preference item for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an ISO for at least two (2) years following grant and at least one
(1) year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. If such shares are held longer than 18 months, the long-term capital gains rate is generally 20%. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one (1)- and two (2)-year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be limited to the difference between the fair market value of the stock on the exercise date and the option exercise price. Any remaining gain on the disposition will be capital gain and will be long-term capital gain if the stock had been held for at least one (1) year following the date of exercise. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO if there is no disposition of the shares prior to the satisfaction of the holding period requirements described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

     An employee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one (1) year following exercise. The Company does not receive a deduction for this gain.

New Plan Benefits

     The Compensation Committee has full discretion to determine the number and amount of options to be granted to employees under the Second Amended and Restated Plan. Therefore, the benefits and amounts that will be received by each of the officers named in the Summary Compensation Table above, the executive officers as a group, the directors who are not executive officers as a group, and all other employees under the Second Amended and Restated Plan are not presently determinable.

     The number of options to be received by each nonemployee director pursuant to the terms of the Second Amended and Restated Plan, subject to stockholder approval, are fixed, as discussed above.

Required Approval

     For action to be taken at the Annual Meeting, a quorum must be present. To be considered approved, the amendment and restatement of the 1994 Plan must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

     Unless marked to the contrary, proxies received will be voted "FOR" the amendment and restatement of the Second Amended and Restated Plan.

     THE  BOARD  OF  DIRECTORS   RECOMMENDS  A  VOTE  "FOR"  THE  AMENDMENT  AND
RESTATEMENT OF THE COMPANY'S SECOND AMENDED AND RESTATED 1994 PLAN.

                                PROPOSAL NUMBER 3

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     In the fiscal year ended March 31, 1999, Ernst & Young LLP ("Ernst & Young") served as the Company's independent accountants. On July 19, 1999, the Board unanimously approved the designation of Maillie, Falconiero & Company, LLP ("Maillie, Falconiero & Co.") as the Company's independent accountants, subject to stockholder approval at the Annual Meeting, to replace Ernst & Young, which was dismissed on July 16, 1999, at the decision of the Company's executive management. On July 19, 1999, the Board unanimously approved the change in auditors, following management's decision.

     During the 1997 and 1998 fiscal years, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement. Ernst & Young's report on the Company's financial statements for the past two (2) fiscal years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young's letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as an exhibit to the Company's Current Report on Form 8-K dated July 19, 1999.

     A proposal to ratify the appointment of Maillie, Falconiero & Co. as the Company's independent accountants for the fiscal year ending March 31, 2000 will be presented at the Annual Meeting. Ratification of the appointment of Maillie, Falconiero & Co, as the Company's independent public accountants for the fiscal year ending March 31, 2000 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Maillie, Falconiero & Co. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Ernst & Young and Maillie, Falconiero & Co. are expected to be present at the Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Maillie, Falconiero & Company, LLP as independent accountants for the Company's fiscal year ending March 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") reports on Forms 3, 4 and 5 of ownership and changes in ownership of the Company's securities. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they are not required to file a Form 5 for the fiscal year ended March 31, 1999, the Company believes that all of its officers, directors and greater than ten percent (10%) stockholders complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended March 31, 1999, except that Russell A. Hinnershitz, director and the beneficial owner of over ten percent (10%) of the Company's outstanding Common Stock, inadvertently filed his Form 3 late, on May 10, 1999, which Form 3 was due within ten (10) days after Mr. Hinnershitz became a ten percent (10%) beneficial owner on April 1, 1998.


                                  OTHER MATTERS


     Proposals Intended to be Presented at Next Annual Meeting. Proposals of security holders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy no later than March 1, 2000. The persons named on the form of proxy to be sent in connection with the solicitation of proxies on behalf of the Board from the 2000 Annual Meeting of Stockholders will vote in their own discretion on any matter as to which the Company shall not have received notice by May 16, 2000.

     Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Proxy Solicitation. The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by telephone, telegraph or personal interview. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

                                            By Order of the Board of Directors


                                            /S/ SHARON L. VANNOSDELN
                                            Sharon L.VanNosdeln
                                            Secretary


Frostburg, Maryland
July 20, 1999

                                                                       EXHIBIT A


                           SECOND AMENDED AND RESTATED

                                 1994 STOCK PLAN

                                       OF

                             MICRO-INTEGRATION CORP.


SECTION 1.  ESTABLISHMENT AND PURPOSE.

     The Plan was established on March 21, 1994, effective April 1, 1994, to offer directors and selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

     The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act and shall be construed accordingly.

SECTION 2.  DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

     (d) "Company" shall mean Micro-Integration Corp., a Delaware corporation.

     (e) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) an Outside Director and (iii) an independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors. Service as an Outside Director or independent contractor shall be considered employment for all purposes of the Plan, except as provided in Subsections (a) and (b) of Section 4.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

          (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

          (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

          (iii) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

          In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (i) "ISO"  shall mean an  employee  incentive  stock  option  described  in section 422(b) of the Code.

     (j) "Nonstatutory Option" shall mean an employee stock option not described in sections 422(b) or 423(b) of the Code.

     (k) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (l) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (m) "Optionee" shall mean an individual who holds an Option.

     (n) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

     (o) "Plan" shall mean this Second Amended and Restated 1994 Stock Plan of Micro-Integration Corp.

     (p) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (q) "Service" shall mean service as an Employee.

     (r) "Share" shall mean one share of Stock,  as adjusted in accordance  with
Section 9 (if applicable).

     (s) "Stock" shall mean the Common Stock of the Company.

     (t) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (u) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (v) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (w) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.  ADMINISTRATION.

     (a) Committee Membership. The Plan shall be administered by the Committee. The "Committee" shall mean the full Board of Directors and/or a committee designated by the Board of Directors, which is authorized to administer the Plan under this Section. The Committee's membership shall enable the Plan to qualify under Rule 16b-3 with regard to the grant of Shares and Options under the Plan to persons who are subject to Section 16 of the Exchange Act. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Shares or Options under the Plan to persons subject to Section 16 of the Exchange Act.

     (b) Committee Procedures. The Committee shall designate one of its members as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v) To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and, to the extent such amendments adverse to the Offeree's or Optionee's interest, to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

          (xi) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.  ELIGIBILITY.

     (a) General Rules. Only Employees (including, without limitation, independent contractors who are not members of the Board of Directors) shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. Employees who are Outside Directors shall only be eligible for the grant of the Nonstatutory Options described in Subsection (b) below.

     (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (i)  Outside   Directors  shall  receive  no  grants  other  than  the
     Nonstatutory Options described in this Subsection (b).

          (ii) Each Outside Director who first becomes a member of the Board of Directors after the effective date of the Company's registration statement on Form 8-A under the Exchange Act shall receive a one-time grant of a Nonstatutory Option covering 30,000 Shares (subject to adjustment under
     Article 9). Such Nonstatutory Option shall be granted on the date when such Outside Director first joins the Board of Directors, shall become exercisable ratably over a two-year period and expire on the fifth anniversary of the date of grant.

          (iii) Upon the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive a Nonstatutory Option covering 10,000 Shares (subject to adjustment under Article 9), except that such Nonstatutory Option shall not be granted in the calendar year in which the same Outside Director received the Nonstatutory Option described in Paragraph (ii) above. Nonstatutory Options granted under this Paragraph (iii) shall ratably over a two year period and expire on the fifth anniversary of date of grant.

          (iv) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall also become exercisable in full in the event of the termination of such Outside Director's service because of death, Total and Permanent Disability or voluntary retirement at or after age 65.

          (v) The Exercise Price under all Nonstatutory Options granted to an Outside Director under this Subsection (b) shall be equal to 100 percent of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Subsection (a), (b), (c) or (d) of Section 8.

          (vi) All Nonstatutory Options granted to an Outside Director under this Subsection (b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant, (B) the date three months after the termination of such Outside Director's service for any reason other than death or Total and Permanent Disability or (C) the date 12 months after the termination of such Outside Director's service because of death or Total and Permanent Disability.

The Committee may provide that the Nonstatutory Options that otherwise would be granted to an Outside Director under this Subsection (b) shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the Nonstatutory Options shall be applied with regard to the service of the Outside Director.

     (c) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (d) Attribution Rules. For purposes of Subsection (c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (e) Outstanding Stock. For purposes of Subsection (c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 500,000 Shares, subject to adjustment pursuant to
Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

     (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the award, sale or vesting of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such Shares. The Committee may permit the Offeree to satisfy all or part of his or her tax obligations related to such Shares by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. The Shares withheld or surrendered shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

     (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. Options granted to any Optionee in a single calendar year shall in no event cover more than 15,000 Shares, subject to adjustment in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose, including any restrictions required by rules of the Securities and Exchange Commission.

     (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability or retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(c). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (f) Nontransferability. During an Optionee's lifetime, such Optionee's Option(s) shall be exercisable only by him or her and shall not be transferable, unless permitted by the Stock Option Agreement. In the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

     (g) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then such Optionee's Option(s) shall expire on the earliest of the following occasions:

          (i) The expiration date determined pursuant to Subsection (e) above;

          (ii) The date 90 days after the termination of the Optionee's Service for any reason other than Total and Permanent Disability; or

          (iii) The date six months after the termination of the Optionee's Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Option(s), all or part of such Option(s) may be exercised (prior to expiration) by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's Service terminated or became exercisable as a result of the termination.

     (h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

     (i) Death of Optionee. If an Optionee dies while he or she is in Service, then such Optionee's Option(s) shall expire on the earlier of the following dates:

          (i) The expiration date  determined  pursuant to Subsection (e) above;
     or

          (ii) The date six months after the Optionee's death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by his or her designated beneficiary (if applicable), by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance, but only to the extent that such Option(s) had become exercisable before the Optionee's death or became exercisable as a result of the Optionee's death. The balance of such Option(s) shall lapse when the Optionee dies.

     (j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 9.

     (k) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

     (l) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.  PAYMENT FOR SHARES.

     (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

          (i) In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or all of the forms described in Subsections
     (e), (f) and (g) below.

          (ii) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections
     (b), (c), (d), (f) or (g) below.

          (iii) In the case of a Nonstatutory Option granted under the Plan, the
     Committee  (at  its  sole   discretion)  may  accept  payment  pursuant  to
     Subsections (b), (c), (d), (f) or (g) below.

     (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 12 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (e) Services Rendered. To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

     (f) Promissory Note. To the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     (g) Other Forms of Payment. To the extent that this Subsection (g) is applicable, payment may be made in any other form approved by the Committee, consistent with applicable laws, regulations and rules.

SECTION 9.  ADJUSTMENT OF SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Nonstatutory Options to be granted to Outside Directors under Section 4(b), (iii) the number of Shares covered by each outstanding Option or (iv) the Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur until after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration.

     (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  SECURITIES LAWS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION 11.  NO RETENTION RIGHTS.

     Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee, consultant or director of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

SECTION 12.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of April 1, 1994. The Plan shall terminate automatically 10 years after its initial adoption by the Board of Directors on March 31, 1994, and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may, subject to applicable law, amend, suspend or terminate the Plan at any time and for any reason. An amendment to the Plan shall require stockholder approval only to the extent required by applicable law.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EXECUTION.

     To record the adoption of the Plan by the Board of Directors on April 14, 1999 and by the Company's stockholders on July 28, 1999, the Company has caused its authorized officer to execute the same.


                                                 MICRO-INTEGRATION CORP.


                                                 By _________________________
                                                 Its ________________________

                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                             MICRO-INTEGRATION CORP.
                   One Science Park, Frostburg, Maryland 21532
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, August 13, 1999





     The undersigned hereby appoints John A. Parsons and Terry D. Frost, and each of them, proxies, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Micro-Integration Corp. held of record by the undersigned at the Annual Meeting of Stockholders to be held on Friday, August 13, 1999, at 3:00 p.m., at the offices of the Company, One Science Park, Frostburg, Maryland 21532, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said persons are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.


1. To elect a Board of four (4) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

 Nominees:  John A. Parsons, Wayne M. Lee,
            Maxwell F. Eveleth, Jr.,  Russell A. Hinnershitz, Jr.

               [_] FOR: nominees listed at right (except as (except as marked to the contrary below).


               [_]  WITHHOLD authority to vote for nominee(s) specified below

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To approve the amendment and restatement of the Amended and Restated 1994 Stock Plan of Micro-Integration Corp.

              [_] FOR                 [_] AGAINST                 [_] ABSTAIN

3. To ratify the designation of Maillie, Falconiero & Company, LLP as independent accountants for the period ending March 31, 2000:

              [_] FOR                 [_] AGAINST                 [_] ABSTAIN

4.   To  transact  such other  business as may  properly  come before the Annual
     Meeting.

                (Continued and to be signed on the reverse side)

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

(Continued from other side)

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


                                        ________________________________________
                                        Signature of Stockholder

                                        ________________________________________
                                        Signature if held jointly

                                        Dated: __________________________ , 1999

                                        IMPORTANT:  If shares are jointly owned,
                                        both owners  should sign.  If signing as
                                        attorney,    executor,    administrator,
                                        trustee,   guardian   or  other   person
                                        signing  in a  representative  capacity,
                                        please give your full title as such.  If
                                        a  corporation,   please  sign  in  full
                                        corporate  name by  President  or  other
                                        authorized  officer.  If a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.